Exhibit 4.1

Execution Version

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of March 12, 2014 (this “Supplemental Indenture”), by and among HSBC Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at 8 Canada Square, London E14 5HQ, England, The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”), having its principal corporate trust office at 101 Barclay Street, Floor 7-East, New York, New York 10286, and HSBC Bank USA, National Association, as Paying Agent, Registrar and Exchange Rate Agent (the “Agent”), having its principal office at 452 Fifth Avenue, New York, New York 10018.

W I T N E S S E T H:

WHEREAS, the Company, the Trustee and the Agent have executed and delivered an Indenture dated as of March 12, 2014 (the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”) to provide for the issuance of the Company’s Debt Securities;

WHEREAS, Section 9.01(4) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to change or eliminate any of the provisions of the Base Indenture that shall be effective only with respect to any series of Debt Securities created subsequent to the execution of such supplemental indenture;

WHEREAS, Section 9.01(5) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Debt Securities of any series without the consent of Holders as permitted under Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Company desires to amend and supplement certain provisions of the Base Indenture to apply to all series of Debt Securities under the Base Indenture created as of or after the date hereof, including the Notes (as defined below);

WHEREAS, the Company desires to issue two series of Debt Securities under the Base Indenture (as supplemented and amended by this Supplemental Indenture), $2,000,000,000 4.250% Subordinated Notes due 2024 (such series of Debt Securities, the “2024 Notes”) and $1,500,000,000 5.250% Subordinated Notes due 2044 (such series of Debt Securities, the “2044 Notes”), each such series to be issued pursuant to this Supplemental Indenture;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders of the Notes.

ARTICLE 1

DEFINITIONS

Section 1.01. Definition of Terms. For all purposes of this Supplemental Indenture:

(a) capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) the singular includes the plural and vice versa;

(d) the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture; and

(e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Section 1.02. Supplemental Definitions. The following definitions shall apply to the Notes only:

(a) “2024 Maturity” has the meaning set forth in clause (c) of Article Three of this Supplemental Indenture.

(b) “2024 Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(c) “2044 Maturity” has the meaning set forth in clause (c) of Article Three of this Supplemental Indenture.

(d) “2044 Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(e) “Agent” has the meaning set forth in the introduction to this Supplemental Indenture.

(f) “Base Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(g) “Business Day” means any weekday, other than one on which banking institutions are authorized or obligated by law or executive order to close in London, England, or in New York City.

(h) “Capital Disqualification Event” shall be deemed to have occurred if the Company determines, in good faith and after consultation with the Lead Regulator applicable to the Company, at any time after the Issue Date, that by reason of the non-compliance with the applicable criteria for Tier 2 capital (as defined in the Capital Instruments Regulations), the Notes are excluded fully from the Company’s Tier 2 capital (excluding for these purposes any non-recognition due to any applicable limitations on the amount of such capital of the Company).

(i) “Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Company (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the PRA from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in the Company’s regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.

(j) “Company” has the meaning set forth in the introduction to this Supplemental Indenture.

(k) “CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.

(l) “CRD IV” means, taken together, (i) the CRR, (ii) the CRD and (iii) the Capital Instruments Regulations.

(m) “CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms, and any successor regulation.

(n) “HSBC Group” means the Company together with its subsidiary undertakings.

(o) “Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(p) “Interest Payment Date” has the meaning set forth in clause (d) of Article Three of this Supplemental Indenture.

(q) “Issue Date” has the meaning set forth in clause (c) of Article Three of this Supplemental Indenture.

(r) “Lead Regulator applicable to the Company” means the PRA or any successor entity primarily responsible for the prudential supervision of the Company.

(s) “Notes” shall mean either the 2024 Notes or the 2044 Notes.

(t) “PRA” means the UK Prudential Regulation Authority or any successor institution.

(u) “Relevant Rules” means the capital requirement rules from time to time as applied by the Lead Regulator applicable to the Company and as amended from time to time, including by virtue of the implementation of CRD IV and/or the RRD.

(v) “Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to, or, following the giving of any required notice, the receipt of no objection to, the relevant redemption or purchase from the Lead Regulator applicable to the Company.

(w) “relevant UK resolution authority” means any authority with the ability to exercise a UK Bail-in Power.

(x) “Regular Record Date” has the meaning set forth in clause (d) of Article Three of this Supplemental Indenture.

(y) “RRD” means the legislative proposal, as published on June 6, 2012 by the European Commission, for a directive providing for the establishment of an EU-wide framework for the recovery and resolution of credit institutions and investment firms, known as the Recovery and

Resolution Directive, which has been subsequently subject to amendment, including as revised on December 18, 2013, but has not yet been adopted.

(z) “Special Event” means either a Capital Disqualification Event or a Tax Event.

(aa) “Tax Event” shall be deemed to have occurred if the Company has or will or would, but for redemption, become obliged to pay Additional Amounts with respect to the Notes as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (including any treaty to which the United Kingdom is a party), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 5, 2014.

(bb) “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture.

(cc) “UK Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of credit institutions, investment firms and their parent undertakings incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Company or other members of the HSBC Group, including but not limited to the UK Banking Act 2009, as the same may be amended from time to time (whether pursuant to the UK Financial Services (Banking Reform) Act or otherwise), and any laws, regulations, rules or requirements which are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions, investment firms and their parent undertakings, pursuant to which obligations of a credit institution, investment firm, its parent undertaking or any of its affiliates can be cancelled and/or converted into shares or other securities or obligations of the obligor or any other person.

ARTICLE 2

AMENDMENTS TO THE BASE INDENTURE

APPLICABLE TO ALL SERIES OF NOTES ISSUED ON OR AFTER

THE DATE OF THIS SUPPLEMENTAL INDENTURE

Section 2.01. Financial Services Authority. All references to the “Financial Services Authority” in the Base Indenture are amended and replaced with “UK Prudential Regulation Authority or any successor institution.”

Section 2.02. Definitions. Article One of the Base Indenture is amended by amending and restating the definition of “Opinion of Counsel” in Section 1.01 in its entirety, which shall read as follows:

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company and which opinion shall be satisfactory to the Trustee, which is delivered to the Trustee.

Section 2.03. Notices, etc., to Trustee or Company. Article One of the Base Indenture is amended by amending and restating Section 1.05 in its entirety, which shall read as follows:

Section 1.05. Notices, etc., to Trustee or Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder, by the Company or by the Agent shall be sufficient for every purpose hereunder if made to the Trustee at its Corporate Trust Office, given, furnished or filed in writing and mailed, first class postage prepaid, or if by the Company, via electronic communication such as facsimile (Attention: Global Corporate Trust; facsimile no. +44 (0) 20 7964 2536), and followed by a hard copy delivered by guaranteed overnight delivery courier;

(2) the Company by the Trustee, any Holder or by the Agent shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, first class postage prepaid, or, in the case of electronic communication, transmitted, to the Company marked for the attention of the Group Company Secretary and addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company; or

(3) the Agent by the Trustee, any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, or via facsimile (Attention: Corporate Trust & Loan Agency; facsimile no. +1 212-525-1300) and mailed, first-class postage prepaid, or, in the case of electronic communication, transmitted, to the Agent addressed to it at the address of its principal office specified in the first paragraph of this instrument.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods; provided, however, that (a) the party providing such written instructions, subsequent to such transmission or written instruction, shall provide the originally executed instructions or directions to the Trustee in a timely manner and (b) such originally executed instructions or directions shall be signed by an authorized representative of the party providing such instructions or directions. If the party elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risks of interception and misuse by third parties.

Section 2.04. Governing Law. Article One of the Base Indenture is amended by amending and restating Section 1.12 in its entirety, which shall read as follows:

Section 1.12. Governing Law. THIS INDENTURE AND THE DEBT SECURITIES AND COUPONS AND THE RIGHTS AND DUTIES OF THE TRUSTEE AND THE AGENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT ARTICLE TWELVE OF THIS INDENTURE AND THE CORRESPONDING PROVISIONS IN THE DEBT SECURITIES AND THE AUTHORIZATION AND EXECUTION BY THE COMPANY OF THIS INDENTURE AND

THE DEBT SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ENGLAND AND WALES.

Section 2.05. FATCA. Article One of the Base Indenture is amended by adding Section 1.16, which shall read as follows:

Section 1.16. FATCA. All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to Section 10.04. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).

Section 2.06. U.S.A. Patriot Act. Article One of the Base Indenture is amended by adding Section 1.17, which shall read as follows:

Section 1.17. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Paying Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Paying Agent. The parties to this Indenture agree that they will provide the Paying Agent with such information as it may request in order for the Paying Agent to satisfy the requirements of the U.S.A. Patriot Act.

Section 2.07. Application of Money Collected. Article Five of the Base Indenture is amended by amending and restating Section 5.06 in its entirety, which shall read as follows:

Section 1.16. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of any principal, premium or interest, upon presentation of the Debt Securities or any Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due to the Trustee under Section 6.07;

SECOND: Subject to the provisions of Article Twelve, to the payment of the amounts then due and unpaid for any principal of (and premium, if any, on) or interest on the series of Debt Securities and any appurtenant Coupons, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Debt Securities and any appurtenant Coupons for any principal (and premium, if any) or interest, respectively; and

THIRD: Subject to the provisions of Article Twelve, the balance, if any, to the Company or other Person or Persons entitled thereto.

Section 2.08. Certain Rights of Trustee. Article Six of the Base Indenture is amended by amending and restating clauses (h) and (i) of Section 6.03 in their entirety and adding clauses (k) and (l) to Section 6.03, which shall read as follows:

(h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debt Securities and this Indenture;

(i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, including, without limitation, the Agent, in its capacity as Registrar, Paying Agent or Exchange Rate Agent, custodian and other Person employed to act hereunder;

…

(k) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of, or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

(l) in no event shall the Trustee be responsible or liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 2.09. Compensation and Reimbursement. Article Six of the Base Indenture is amended by amending and restating clause (3) of Section 6.07 in its entirety, which shall read as follows:

(3) to indemnify each of the Trustee (which shall be deemed for purposes of this clause (3) to include its directors, officers, employees and agents) and any predecessor Trustee for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 2.10. Resignation and Removal. Article Six of the Base Indenture is amended by amending and restating the second paragraph of Section 6.10 in its entirety, which shall read as follows:

The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation (or receiving notice of removal from the Company), the resigning Trustee, at the sole expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

Section 2.11. Payment of Additional Amounts. Article Ten of the Base Indenture is amended by amending and restating Section 10.04 in its entirety, which shall read as follows:

Section 10.04. Payment of Additional Amounts. Unless otherwise specified as contemplated by Section 3.01, with respect to Debt Securities, all amounts of principal of (and premium, if any, on) and interest on any such Debt Securities will be paid by the Company, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of (and premium, if any, on) and interest on such Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of the Debt Security or the owner of a beneficial interest therein is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal of (premium, if any, on) and interest on or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment in the United Kingdom or (iii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Company addressed to the Holder or the beneficial owner, including a request of the Company related to a claim for relief under any applicable double tax treaty (a) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (b) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of the Debt

Securities will be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Indenture there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security of any series or the payment of any related Coupon or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section, and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Section 2.12. Withholding Information. Article Ten of the Base Indenture is amended by adding Section 10.07, which shall read as follows:

Section 10.07. Withholding Information. Holders, by their purchase of the Debt Securities, and the Company agree to provide upon request by the Trustee information necessary to determine whether any tax or withholding obligations are applicable to payments on the Debt Securities. The Trustee shall have the express right to withhold from any payment if required to comply with such obligations and shall have no liability for doing so.

ARTICLE 3

THE NOTES

The following terms relating to the Notes are hereby established:

(a) The title of the 2024 Notes and the 2044 Notes shall be “4.250% Subordinated Notes due 2024” and “5.250% Subordinated Notes due 2044,” respectively;

(b) The aggregate principal amount of the 2024 Notes and the 2044 Notes that may be authenticated and delivered under the Indenture shall not initially exceed $2,000,000,000 and $1,500,000,000, respectively (in each case, except as otherwise provided in the Indenture);

(c) The Notes shall be issued on March 12, 2014 (the “Issue Date”) and the principal on the 2024 Notes and the 2044 Notes shall be payable on March 14, 2024 (“2024 Maturity”) and on March 14, 2044 (“2044 Maturity”), respectively;

(d) Interest on the 2024 Notes shall be payable semi-annually at a rate of 4.250% per annum. Interest on the 2044 Notes shall be payable semi-annually at a rate of 5.250% per annum. Interest will be payable in arrears on March 14 and September 14 of each year, beginning on September 14, 2014 (each, an “Interest Payment Date”). The Regular Record Dates for the Notes will be the 15th calendar day preceding each Interest Payment Date, whether or not a Business Day. Interest on the Notes will be calculated as contemplated by Section 3.10 of the Base Indenture;

(e) No premium, upon redemption or otherwise, shall be payable by the Company on the Notes;

(f) Principal of, and any interest on, the Notes shall be paid to the Holder through the Agent in its capacity as Paying Agent, having offices in New York, New York;

(g) The Notes shall not be redeemable except as provided in Article Eleven of the Base Indenture, as amended by Section 4.02 of this Supplemental Indenture. The Notes shall not be redeemable at the option of the Holders at any time;

(h) The Notes are not issued as Discount Debt Securities or as Indexed Securities and are not subject to a Solvency Condition;

(i) The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision;

(j) The Notes shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof;

(k) The Notes shall be denominated in Dollars;

(l) The payment of principal of, and interest on, the Notes shall be payable only in the coin or currency in which the Notes are denominated which, pursuant to clause (k) above, shall be Dollars;

(m) The Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company pursuant to Article Thirteen of the Base Indenture;

(n) The Notes will be subject to, and each Holder and beneficial owner of the Notes acknowledges, agrees to be bound by, and consents to, the exercise of any UK Bail-in Power by the relevant UK resolution authority pursuant to Article Five of this Supplemental Indenture;

(o) The Notes will be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of DTC;

(p) Except in limited circumstances, the Notes will not be issued in definitive form; and

(q) The forms of the 2024 Note and the 2044 Note shall be evidenced by one or more global notes in registered form substantially in the form of Exhibit A and Exhibit B to this Supplemental Indenture, respectively.

ARTICLE 4

AMENDMENTS TO THE BASE INDENTURE

APPLICABLE TO THE NOTES ONLY

Section 4.01. Governing Law. With respect to the Notes only, Article One of the Base Indenture is amended by amending and restating Section 1.12 in its entirety, which shall read as follows:

Section 1.12. Governing Law. THIS INDENTURE AND THE DEBT SECURITIES AND COUPONS AND THE RIGHTS AND DUTIES OF THE TRUSTEE AND THE AGENT

SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT ARTICLE TWELVE OF THIS INDENTURE AND THE CORRESPONDING PROVISIONS IN THE DEBT SECURITIES, THE AUTHORIZATION AND EXECUTION BY THE COMPANY OF THIS INDENTURE AND THE DEBT SECURITIES AND SECTION 5.01 OF THE SUPPLEMENTAL INDENTURE AND THE CORRESPONDING PROVISIONS IN THE DEBT SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ENGLAND AND WALES.

Section 4.02. Redemption of Debt Securities. With respect to the Notes only, Article Eleven of the Base Indenture is amended by amending and restating Sections 11.01 and 11.08 in their entirety, and by adding Section 11.09, which shall read as follows:

Section 11.01. Applicability of Article. Debt Securities of any series that are redeemable before their Stated Maturity, if any, shall be redeemable in accordance with their terms and, except as otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of such series, in accordance with this Article. Notwithstanding anything to the contrary in the Indenture or the Notes, (a) the Company may only redeem or purchase the 2024 Notes prior to the 2024 Maturity or the 2044 Notes prior to the 2044 Maturity pursuant to this Article Eleven if the Company has obtained the Relevant Supervisory Consent, and (b) prior to the fifth anniversary of the Issue Date, if the Relevant Rules so oblige, the Company may only redeem or purchase the Notes in the case of a Special Event if the Company has demonstrated to the satisfaction of the Lead Regulator applicable to the Company that the Special Event was not reasonably foreseeable at the Issue Date.

…

Section 11.08. Optional Redemption in the Event of a Tax Event. In addition to any redemption provisions that may be specified pursuant to Section 3.01 for the Debt Securities of any series, the Debt Securities are redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, if, at any time, the Company shall determine that a Tax Event has occurred; provided, however, that no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

Section 11.09. Optional Redemption in the Event of a Capital Disqualification Event. In addition to any redemption provisions that may be specified pursuant to Section 3.01 for the Debt Securities of any series, the Debt Securities are redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, if, at any time, the Company shall determine that a Capital Disqualification Event has occurred.

ARTICLE 5

UK BAIL-IN POWER

Section 5.01. Consent to the Exercise of the UK Bail-in Power. By its acquisition of the Notes, each Holder and beneficial owner of the Notes:

(a) acknowledges, agrees to be bound by and consents to the exercise of any UK Bail-in Power by the relevant UK resolution authority that may result in (i) the reduction or cancellation of all, or a portion, of the principal amount of, or interest on, the Notes and/or (ii) the conversion of all, or a portion, of the principal amount of, or interest on, the Notes into shares or other securities or other obligations of the Company or another person, including by means of an amendment or modification to the terms of the Indenture or of the Notes to give effect to the exercise by the relevant UK resolution authority of such UK Bail-in Power, and the rights of the Holders are subject to the provisions of any UK Bail-in Power which are expressed to implement such a reduction, cancellation or conversion; and

(b) acknowledges and agrees that no repayment of the principal amount of the Notes or payment of interest on the Notes will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment is scheduled to become due, respectively, such repayment or payment would be permitted to be made by the Company under the laws and regulations of the United Kingdom and the European Union applicable to the Company.

Section 5.02. Duties of the Trustee upon Exercise of the UK Bail-in Power. By its acquisition of the Notes, each Holder and beneficial owner of the Notes:

(a) acknowledges and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(b) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes;

(c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority (a) the Trustee shall not be required to take any further directions from Holders of the Notes under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or this Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; and

(d) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Notes to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Notes as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Notes.

Section 5.03. Supplemental Indentures. In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Company and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Notes, without the further consent of any Holders of Notes, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

Section 5.04. Subsequent Holders’ Agreement. Each Holder or beneficial owner of the Notes that acquires its Notes in the secondary market shall be deemed to acknowledge and agree to be bound by and consent to the same provisions specified in the Indenture to the same extent as the Holders and beneficial owners of the Notes that acquire the Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Notes related to the UK Bail-in Power.

Section 5.05. Notice to DTC. Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Notes, the Company shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Company shall also deliver a copy of such notice to the Trustee for information purposes.

Section 5.06. Outstanding Notes. Notwithstanding Section 5.02(c) of this Supplemental Indenture, if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Notes remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write down of the principal of the Notes), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Notes following such completion to the extent the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Indenture, respectively, including to the extent no supplemental indenture or amendment to the Indenture is agreed upon pursuant to this Section 5.06.

Section 5.07. Compensation and Reimbursement. The Company’s obligations to reimburse and indemnify the Trustee pursuant to Section 6.07 of the Indenture shall survive any exercise of the UK Bail-in Power.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Effect of this Supplemental Indenture; Ratification and Integral Part. This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby expressly amended with respect to the Notes only, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Priority. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

Section 6.03. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the law of the State of New York, except that the authorization and execution by the Company of this Supplemental Indenture and Section 5.01 of this Supplemental Indenture and the corresponding provisions in the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

Section 6.04. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 6.05. Entire Agreement. This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the amendments to the Base Indenture set forth herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first stated above.

HSBC HOLDINGS PLC,
as Issuer

By:	/s/ Iain J Mackay
Name:	Iain J Mackay
Title	Group Finance Director

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Melissa Laidley
Name:	Melissa Laidley
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Paying Agent

By:	/s/ Annette Kos-Culkin
Name:	Annette Kos-Culkin
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Registrar

By:	/s/ Annette Kos-Culkin
Name:	Annette Kos-Culkin
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Exchange Rate Agent

By:	/s/ Annette Kos-Culkin
Name:	Annette Kos-Culkin
Title:	Vice President

[Signature Page to Dated Subordinated Debt Supplemental Indenture]

EXHIBIT A

FORM OF GLOBAL 2024 NOTE

CUSIP No. 404280 AP4

No. [—]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER AND BENEFICIAL OWNER OF THE DEBT SECURITIES ACKNOWLEDGES, AGREES TO BE BOUND BY AND CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER (AS DEFINED HEREIN) BY THE RELEVANT UK RESOLUTION AUTHORITY (AS DEFINED HEREIN) THAT MAY RESULT IN (I) THE REDUCTION OR CANCELLATION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES AND/OR (II) THE CONVERSION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES INTO SHARES OR OTHER SECURITIES OR OTHER OBLIGATIONS OF THE ISSUER OR ANOTHER PERSON, INCLUDING BY MEANS OF AN AMENDMENT OR MODIFICATION TO THE TERMS OF THE INDENTURE OR OF THE NOTES TO GIVE EFFECT TO THE EXERCISE BY THE RELEVANT UK RESOLUTION AUTHORITY OF SUCH UK BAIL-IN POWER, AND THE RIGHTS OF HOLDERS ARE SUBJECT TO THE PROVISIONS OF ANY UK BAIL-IN POWER WHICH ARE EXPRESSED TO IMPLEMENT SUCH A REDUCTION, CANCELLATION OR CONVERSION.

GLOBAL SECURITY

HSBC Holdings plc

US$[—]

4.250% SUBORDINATED NOTES DUE 2024

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[—] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 14, 2024 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 12, 2014 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on March 14 and September 14 in each year (each such date, an “Interest Payment Date”), commencing September 14, 2014. Interest on this Global Security shall accrue at a rate of 4.250% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global

Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2) The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).

With respect to the Debt Securities of any series, all amounts of principal of (and premium, if any, on) and interest on any such Debt Securities will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of (and premium, if any, on) and interest on such Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder or the owner of a beneficial interest in the Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal of (premium, if any, on) and interest or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment in the United Kingdom or (iii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (a) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (b) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of the Debt Securities will be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a part of this Global Security for definitive Debt Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By
[—]

Dated: [—]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By
Authorized Signatory

Dated: [—]

REVERSE OF GLOBAL SECURITY

US$[—]

4.250% SUBORDINATED NOTES DUE 2024

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of March 12, 2014, by and among the Issuer, The Bank of New York Mellon, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association, as Registrar, Paying Agent and Exchange Rate Agent (the “Agent,” which term includes any successor Registrar, Paying Agent or Exchange Rate Agent) (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of March 12, 2014, by and among the Issuer, the Trustee and the Agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities of any series may be redeemed, in whole but not in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, on not less than 30 nor more than 60 days’ notice, if, at any time, the Issuer shall determine either that (i) a Tax Event has occurred; provided, however, that no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due; or (ii) a Capital Disqualification Event has occurred. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, (a) the Issuer may only redeem or purchase the Debt Securities prior to Maturity if the Issuer has obtained the Relevant Supervisory Consent and (b) prior to the fifth anniversary of the Issue Date, if the Relevant Rules so oblige, the Issuer may only redeem or purchase the Debt Securities in the case of a Special Event if the Issuer has demonstrated to the satisfaction of the Lead Regulator applicable to the Issuer that the Special Event was not reasonably foreseeable at the Issue Date.

A “Capital Disqualification Event” shall be deemed to have occurred if the Issuer determines, in good faith and after consultation with the Lead Regulator applicable to the Issuer, at any time after the Issue Date, that by reason of the non-compliance with the applicable criteria for Tier 2 capital (as defined in the Capital Instruments Regulations), the Debt Securities are excluded fully from the Issuer’s Tier 2 capital (excluding for these purposes any non-recognition due to any applicable limitations on the amount of such capital of the Issuer).

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Issuer (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the UK Prudential Regulation Authority or any successor institution (the “PRA”) from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in our regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.

“CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.

“CRD IV” means, taken together, (i) the CRR, (ii) the CRD and (iii) the Capital Instruments Regulations.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms, and any successor regulation.

“Lead Regulator applicable to the Issuer” means the PRA or any successor entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means the capital requirement rules from time to time as applied by the Lead Regulator applicable to the Company and as amended from time to time, including by virtue of the implementation of CRD IV and/or the RRD.

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to, or, following the giving of any required notice, the receipt of no objection to, the relevant redemption or purchase from the Lead Regulator applicable to the Issuer.

“RRD” means the legislative proposal, as published on June 6, 2012 by the European Commission, for a directive providing for the establishment of an EU-wide framework for the recovery and resolution of credit institutions and investment firms, known as the Recovery and Resolution Directive, which has been subsequently subject to amendment, including as revised on December 18, 2013, but has not yet been adopted.

A “Special Event” means either a Capital Disqualification Event or a Tax Event.

A “Tax Event” shall be deemed to have occurred with respect to the Debt Securities if the Issuer has or will or would, but for redemption, become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (including any treaty to which the United Kingdom is a party), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 5, 2014.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of or any installment of interest on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities, each Holder and beneficial owner of the Debt Securities: (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities; (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or the Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; (iv) shall be deemed to have authorized, directed and requested The Depository Trust Company (“DTC”) and any direct participant in DTC or other intermediary through which it holds such Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Debt Securities; and (v) no repayment of the principal amount of the Debt Securities or payment of interest on the Debt Securities will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the United Kingdom and the European Union applicable to the Issuer. Notwithstanding Clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Indenture, respectively, including to the extent no supplemental indenture or amendment to this Supplemental Indenture is agreed upon.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES ITS DEBT SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE INDENTURE TO THE SAME EXTENT AS THE HOLDERS AND BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the relevant UK resolution authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Company or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

“UK Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of credit institutions, investment firms and their parent undertakings incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Issuer or its subsidiary undertakings including but not limited to the UK Banking Act 2009, as the same may be amended from time to time (whether pursuant to the UK Financial Services (Banking Reform) Act or otherwise), and any laws, regulations, rules or requirements which are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions, investment firms and their parent undertakings, pursuant to which obligations of a credit institution, investment firm, its parent undertaking or any of its affiliates can be cancelled and/or converted into shares or other securities or obligations of the obligor or any other person.

“relevant UK resolution authority” means any authority with the ability to exercise a UK Bail-in Power.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities and the rights and duties of the Trustee and the Agent shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to (i) the subordination provisions contained in Article Twelve of the Indenture (and the corresponding provisions in the Debt Securities), (ii) Section 5.01 of the Supplemental Indenture (and the corresponding provisions in the Debt Securities) and (iii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT B

FORM OF GLOBAL 2044 NOTE

CUSIP No. 404280 AQ2

No. [—]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER AND BENEFICIAL OWNER OF THE DEBT SECURITIES ACKNOWLEDGES, AGREES TO BE BOUND BY AND CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER (AS DEFINED HEREIN) BY THE RELEVANT UK RESOLUTION AUTHORITY (AS DEFINED HEREIN) THAT MAY RESULT IN (I) THE REDUCTION OR CANCELLATION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES AND/OR (II) THE CONVERSION OF ALL, OR A PORTION, OF THE PRINCIPAL AMOUNT OF, OR INTEREST ON, THE DEBT SECURITIES INTO SHARES OR OTHER SECURITIES OR OTHER OBLIGATIONS OF THE ISSUER OR ANOTHER PERSON, INCLUDING BY MEANS OF AN AMENDMENT OR MODIFICATION TO THE TERMS OF THE INDENTURE OR OF THE NOTES TO GIVE EFFECT TO THE EXERCISE BY THE RELEVANT UK RESOLUTION AUTHORITY OF SUCH UK BAIL-IN POWER, AND THE RIGHTS OF HOLDERS ARE SUBJECT TO THE PROVISIONS OF ANY UK BAIL-IN POWER WHICH ARE EXPRESSED TO IMPLEMENT SUCH A REDUCTION, CANCELLATION OR CONVERSION.

GLOBAL SECURITY

HSBC Holdings plc

US$[—]

5.250% SUBORDINATED NOTES DUE 2044

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[—] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on March 14, 2044 or on such earlier date as this Global Security may be redeemed (“Maturity”), the principal amount hereof and will pay interest on the said principal amount from March 12, 2014 (the “Issue Date”) or the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on March 14 and September 14 in each year (each such date, an “Interest Payment Date”), commencing September 14, 2014. Interest on this Global Security shall accrue at a rate of 5.250% per annum, until the principal amount hereof is paid or made available for payment.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global

Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2) The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”).

With respect to the Debt Securities of any series, all amounts of principal of (and premium, if any, on) and interest on any such Debt Securities will be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts of, or in respect of, the principal amount of (and premium, if any, on) and interest on such Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such Debt Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium and interest, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder or the owner of a beneficial interest in the Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal of (premium, if any, on) and interest or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment in the United Kingdom or (iii) the relevant Debt Security or Coupon or other means of payment of interest in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on any interest to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Issuer addressed to the Holder or the beneficial owner, including a request of the Issuer related to a claim for relief under any applicable double tax treaty (a) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (b) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (viii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items. For the avoidance of doubt, all payments in respect of the Debt Securities will be made subject to any withholding or deduction required pursuant to FATCA, and the Issuer shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any principal of (and premium, if any, on) or interest on any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a part of this Global Security for definitive Debt Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Global Security shall be not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.

HSBC Holdings plc,
as Issuer

By
[—]

Dated: [—]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By
Authorized Signatory

Dated: [—]

REVERSE OF GLOBAL SECURITY

US$[—]

5.250% SUBORDINATED NOTES DUE 2044

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of March 12, 2014, by and among the Issuer, The Bank of New York Mellon, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and HSBC Bank USA, National Association, as Registrar, Paying Agent and Exchange Rate Agent (the “Agent,” which term includes any successor Registrar, Paying Agent or Exchange Rate Agent) (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of March 12, 2014, by and among the Issuer, the Trustee and the Agent (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders of the Debt Securities will, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities of any series may be redeemed, in whole but not in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such Debt Securities to (but excluding) the date fixed for redemption, on not less than 30 nor more than 60 days’ notice, if, at any time, the Issuer shall determine either that (i) a Tax Event has occurred; provided, however, that no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due; or (ii) a Capital Disqualification Event has occurred. Notwithstanding anything to the contrary in the Indenture or the Debt Securities, (a) the Issuer may only redeem or purchase the Debt Securities prior to Maturity if the Issuer has obtained the Relevant Supervisory Consent and (b) prior to the fifth anniversary of the Issue Date, if the Relevant Rules so oblige, the Issuer may only redeem or purchase the Debt Securities in the case of a Special Event if the Issuer has demonstrated to the satisfaction of the Lead Regulator applicable to the Issuer that the Special Event was not reasonably foreseeable at the Issue Date.

A “Capital Disqualification Event” shall be deemed to have occurred if the Issuer determines, in good faith and after consultation with the Lead Regulator applicable to the Issuer, at any time after the Issue Date, that by reason of the non-compliance with the applicable criteria for Tier 2 capital (as defined in the Capital Instruments Regulations), the Debt Securities are excluded fully from the Issuer’s Tier 2 capital (excluding for these purposes any non-recognition due to any applicable limitations on the amount of such capital of the Issuer).

“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Issuer (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the UK Prudential Regulation Authority or any successor institution (the “PRA”) from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in our regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.

“CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.

“CRD IV” means, taken together, (i) the CRR, (ii) the CRD and (iii) the Capital Instruments Regulations.

“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms, and any successor regulation.

“Lead Regulator applicable to the Issuer” means the PRA or any successor entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Rules” means the capital requirement rules from time to time as applied by the Lead Regulator applicable to the Company and as amended from time to time, including by virtue of the implementation of CRD IV and/or the RRD.

“Relevant Supervisory Consent” means as (and to the extent) required, a consent or waiver to, or, following the giving of any required notice, the receipt of no objection to, the relevant redemption or purchase from the Lead Regulator applicable to the Issuer.

“RRD” means the legislative proposal, as published on June 6, 2012 by the European Commission, for a directive providing for the establishment of an EU-wide framework for the recovery and resolution of credit institutions and investment firms, known as the Recovery and Resolution Directive, which has been subsequently subject to amendment, including as revised on December 18, 2013, but has not yet been adopted.

A “Special Event” means either a Capital Disqualification Event or a Tax Event.

A “Tax Event” shall be deemed to have occurred with respect to the Debt Securities if the Issuer has or will or would, but for redemption, become obliged to pay Additional Amounts as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority thereof or therein having power to tax (including any treaty to which the United Kingdom is a party), or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 5, 2014.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may waive any past event of default or any past default under the Indenture or the Debt Securities of this series except a default in the payment of principal of or any installment of interest on any of the Debt Securities of such series or in respect to a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

By its acquisition of the Debt Securities, each Holder and beneficial owner of the Debt Securities: (i) acknowledges and agrees that the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”); (ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities; (iii) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the relevant UK resolution authority, (a) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Base Indenture and (b) none of the Base Indenture or the Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the relevant UK resolution authority; (iv) shall be deemed to have authorized, directed and requested The Depository Trust Company (“DTC”) and any direct participant in DTC or other intermediary through which it holds such Debt Securities to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or beneficial owner of the Debt Securities; and (v) no repayment of the principal amount of the Debt Securities or payment of interest on the Debt Securities will become due and payable after the exercise of any UK Bail-in Power by the relevant UK resolution authority unless, at the time that such repayment or payment, respectively, is scheduled to become due, such repayment or payment would be permitted to be made by the Issuer under the laws and regulations of the United Kingdom and the European Union applicable to the Issuer. Notwithstanding Clause (iii), if, following the completion of the exercise of the UK Bail-in Power by the relevant UK resolution authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the relevant UK authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Indenture and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Indenture, respectively, including to the extent no supplemental indenture or amendment to this Supplemental Indenture is agreed upon.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the relevant UK resolution authority of the UK Bail-in Power.

EACH HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES ITS DEBT SECURITIES IN THE SECONDARY MARKET SHALL BE DEEMED TO ACKNOWLEDGE AND AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED IN THE INDENTURE TO THE SAME EXTENT AS THE HOLDERS AND BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER.

Upon the exercise of the UK Bail-in Power by the relevant UK resolution authority with respect to the Debt Securities, the Issuer shall provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

Upon the exercise of any UK Bail-in Power by the relevant UK resolution authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Company or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

“UK Bail-in Power” means any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of credit institutions, investment firms and their parent undertakings incorporated in the United Kingdom in effect and applicable in the United Kingdom to the Issuer or its subsidiary undertakings including but not limited to the UK Banking Act 2009, as the same may be amended from time to time (whether pursuant to the UK Financial Services (Banking Reform) Act or otherwise), and any laws, regulations, rules or requirements which are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions, investment firms and their parent undertakings, pursuant to which obligations of a credit institution, investment firm, its parent undertaking or any of its affiliates can be cancelled and/or converted into shares or other securities or obligations of the obligor or any other person.

“relevant UK resolution authority” means any authority with the ability to exercise a UK Bail-in Power.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Indenture and the Debt Securities and the rights and duties of the Trustee and the Agent shall be governed by and construed in accordance with the law of the State of New York, except that matters relating to (i) the subordination provisions contained in Article Twelve of the Indenture (and the corresponding provisions in the Debt Securities), (ii) Section 5.01 of the Supplemental Indenture (and the corresponding provisions in the Debt Securities) and (iii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date Made	Principal amount reduced, cancelled and/or converted	Remaining principal amount following reduction, cancellation and/or conversion